
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      27-Dec-99

-----------------------------------------------------------------------------------------------------------------------------------
                       Original          Beginning                                                                        Ending
                    Certificate        Certificate        Principal           Interest               Total           Certificate
       Class         Face Value            Balance     Distribution       Distribution        Distribution               Balance
-----------------------------------------------------------------------------------------------------------------------------------
       A-1        82,000,000.00       46,316,590.22    3,661,230.07         229,267.12        3,890,497.19         42,655,360.15
       A-2        45,000,000.00       45,000,000.00            0.00         225,000.00          225,000.00         45,000,000.00
       A-3        17,000,000.00       17,000,000.00            0.00          87,975.00           87,975.00         17,000,000.00
       A-4        18,000,000.00       18,000,000.00            0.00          99,000.00           99,000.00         18,000,000.00
       A-5        18,000,000.00       18,000,000.00            0.00          92,850.00           92,850.00         18,000,000.00
       A-6       165,000,000.00      114,231,187.00    5,421,246.23         598,063.73        6,019,309.96        108,809,940.77
       A-7        55,000,000.00       55,000,000.00            0.00         267,208.33          267,208.33         55,000,000.00
        R                  0.00                0.00            0.00               0.00                0.00                  0.00
    -------------------------------------------------------------------------------------------------------------------------------
     Total       400,000,000.00      313,547,777.22    9,082,476.30       1,599,364.18       10,681.840.48        304,465,300.92
    -------------------------------------------------------------------------------------------------------------------------------






    -------------------------------------------------------------------------------------------------------------------------------
                                         AMOUNTS PER $1,000 UNIT                                                        RATES
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Ending
                                        Principal        Interest            Total           Certificate             Current Pass
       Class         CUSIP           Distribution    Distribution     Distribution               Balance             Through Rate
    -------------------------------------------------------------------------------------------------------------------------------
        A-1        09367MBA6          44.64914720      2.79594049      47.44508768          520.18731890                 5.94000%
        A-2        09367MBB4           0.00000000      5.00000000       5.00000000        1,000.00000000                 6.00000%
        A-3        09367MBC2           0.00000000      5.17500000       5.17500000        1,000.00000000                 6.21000%
        A-4        09367MBD0           0.00000000      5.50000000       5.50000000        1,000.00000000                 6.60000%
        A-5        09367MBE8           0.00000000      5.15833333       5.15833333        1,000.00000000                 6.19000%
        A-6        09367MBF5          32.85603776      3.62462867      36.48066642          659.45418648                 6.08000%
        A-7        09367MBG3           0.00000000      4.85833327       4.85833327        1,000.00000000                 5.83000%
    ------------------------------------------------------------------------------------------------------------------------------
        Total                         22.70619075      3.99841045      26.70460120          761.16325230
    -------------------------------------------------------------------------------------------------------------------------------

                                                                              Class A-6 Rate based on a LIBOR of:        5.59000%
                                                                                                                   --------------











PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

                                                     Jeff Kinney
                                                     Bank One, NA
                                                     1 North State Street, 9th Floor
                                                     Chicago, IL 60603

                                                                                                 Page 1
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

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      27-Dec-99
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Group I            Group II
                                                                                 ---------------       ------------
SEC. 7.09 (a)(i)               Scheduled Principal                                   126,224.23          73,997.07
                               Principal Prepayments                               2,946,749.73       4,796,872.53
                               Net Liquidation Proceeds                                    0.00               0.00
                               Paid Principal Carry Forward Amount                         0.00               0.00
                               Remaining Unpaid Principal Carry Forward Amount             0.00               0.00

SEC. 7.09 (a) (ii)             Compensating Interest                                       0.00               0.00
                               Paid Interest Carry Forward Amount                          0.00               0.00
                               Remaining Unpaid Interest Carry Forward Amount              0.00               0.00
                               A-6 Basis Risk Carryover Amount Paid                                           0.00
                               A-6 Basis Risk Carryover Amount Remaining                                      0.00

                                                                                        Group I           Group II           Total
                                                                                  --------------   ----------------  --------------
SEC. 7.09 (a)(iv), (xii)       Aggregate Group Loan Balance:                     147,666,779.15     174,199,629.41   321,866,408.56


SEC. 7.09 (a) (v)              Servicing Fees                                        137,420.94
                               Insurance Premium Amount                               55,808.00
                               Trustee Fee                                             3,572.94

SEC. 7.09 (a)(vii)             Current Delinquency Advances                        1,610,081.72
                               Current Servicing Advances                                  0.00
                               Total unreimbursed Delinquency Advances                     0.00
                               Total unreimbursed Servicing Advances                       0.00

                                                                ----------------------------------------     ----------------------
SEC. 7.09 (a) (viii) (A), (B)                                              Not in  Foreclosure or REO            In Foreclosure
                                                                ----------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                               Delinquencies                    Period           Number    Prin. Balance     Number   Prin. Balance
                               -------------------------------------------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             858    45,701,977.88          0            0.00
                                                             30-59 Days             252    13,217,817.63          1       29,900.27
                                          Fixed Group        60-89 Days              96     5,686,644.44          4      427,987.17
                                                               90+ Days             133     7,109,507.55        164   10,088,831.84
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             705    63,734,328.02          2      139,753.52
                                                             30-59 Days             153    14,034,593.55          0            0.00
                                          Adj. Group         60-89 Days              81     7,324,644.96          5      275,014.13
                                                               90+ Days             101     9,165,958.89         99    7,711,369.55
                ----------------------------------------------------------------------------------------     ----------------------

SEC. 7.09 (a)(ix), (x)         Outstanding REO Properties                                       Number            Loan Balance
                                                                                               ----------------------------------
                               * New REO Properties - See separate schedule, if applicable            30          2,058,553.03
SEC. 7.09 (a)(xi)              Insured Payment                                                      0.00
                                Class A-1 Allocation                                                0.00
                                Class A-2 Allocation                                                0.00
                                Class A-3 Allocation                                                0.00
                                Class A-4 Allocation                                                0.00
                                Class A-5 Allocation                                                0.00
                                Class A-6 Allocation                                                0.00
                                Class A-7 Allocation                                                0.00

                                                                                             Group I                 Group II
                                                                                             ------------           ---------------
SEC. 7.09 (a)(xiii)            Subordinated Amount                                          7,011,419.00            10,389,688.64
                               Subordination Deficit                                                0.00                     0.00
                               Specified Subordinated Amount                               16,912.949.94            18,544,680.46

SEC. 7.09 (a) (xiv)            Substitution Adjustments                                             0.00                     0.00
                               Loan Purchase Price amounts                                          0.00                     0.00

SEC. 7.09 (a)(xv)              Weighted Average Coupon                                          11.2525%                 10.2053%
                               Weighted Average Remaining Term to Maturity                           228                      334

SEC. 7.09 (a)(xvi)             Largest Loan Balance Outstanding                               375,319.47               664,230.68

SEC. 7.09 (a)(xvi)             Available Funds                                              3,834,481.09             5,768,107.59
                               Total Available Funds                                        4,422,737.20             6,318,484.22

                                                                                                Page 2
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

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      27-Dec-99
-----------------------------------------------------------------------------------------------------------------------------------


                                                         REO Status

SEC. 7.09 (a) (x)              Mortgage Loans becoming REO Property during the preceding calendar month

                                                    Group      Loan Number       Principal Balance

                                                    I          783120            138,383.37
                                                    I          782839             42,407.58
                                                    I          782810             73,079.99
                                                    I          782603             34,858.94
                                                    I          702751             45,493.89
                                                    II        1009591             55,137.18
                                                    II         809540            144,192.90
                                                    II         704415             47,387.16
                                                    II         704233             81,627.61







                                                                                                 Page 3
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